Exhibit 99.1

ICU Medical Inc. to Acquire Smiths Medical September 8, 2021 1

Cautionary Statements Regarding Forward-Looking Information & GAAP to Non-GAAP Financial Measures > This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and may often be identified by the use of words such as “will”, “may”, “could”, “should”, “would,”, “project”, “believe”, “anticipate”, “expect”, “plan”, “estimate”, “forecast”, “potential”, “intend”, “continue”, “target”, “build”, “expand” or the negative thereof or comparable terminology, and may include (without limitation) information regarding the company’s expectations, goals or intentions regarding the future, including, but not limited to, the proposed transaction, the expected timetable for completing the transaction, benefits and synergies of the combined businesses or the transaction, future opportunities for the company and products and any other statements regarding the company’s and the combined business’s future operations, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competition, and other expectations and targets for future periods. > These forward-looking statements are based on management’s current expectations, estimates, forecasts and projections about the company and the proposed transaction and assumptions management believes are reasonable, all of which are subject to risks and uncertainties that could cause actual results and events to differ materially from those stated in the forward-looking statements. These risks and uncertainties include, but are not limited to, the parties’ ability to consummate the transaction, including Smiths’ ability to terminate the transaction; the regulatory approvals required for the transaction not being obtained, or not being obtained on the terms expected or on the anticipated schedule; the other conditions to the completion of the transaction not being obtained; the impact of the ongoing COVID-19 pandemic, decreased demand for the products of the Company or Smiths Medical; decreased free cash flow; the inability to recapture conversion delays or part/resource shortages on anticipated timing, or at all; changes in product mix; increased competition from competitors; lack of continued growth or improving efficiencies; unexpected changes in the company’s arrangements with its largest customers; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; changes in relevant tax and other laws; inherent uncertainties involved in the estimates and judgments used in the preparation of financial statements, and the providing of estimates of financial measures, in accordance with GAAP and related standards or on an adjusted basis; the integration of the acquired business by the company being more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the transaction; the retention of certain key employees of the business being difficult; the company’s and the business’s expected or targeted future financial and operating performance and results; the scope, timing and outcome of any ongoing legal proceedings and the impact of any such proceedings on the company’s and the business’s consolidated financial condition, results of operations or cash flows; the company’s and the business’s ability to protect their intellectual property and preserve their intellectual property rights; the effect of any changes in customer and supplier relationships and customer purchasing patterns; the ability to attract and retain key personnel; changes in third-party relationships; the impacts of competition; changes in economic and financial conditions of the company’s business or the Smiths Medical business; uncertainties and matters beyond the control of management; and the possibility that the company may be unable to achieve expected synergies and operating efficiencies in connection with the transaction within the expected time-frames or at all and to successfully integrate the Smiths Medical business. 2

Cautionary Statements Regarding Forward-Looking Information & GAAP to Non-GAAP Financial Measures > For more detailed information on the risks and uncertainties associated with the company’s business activities, see the risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the Securities and Exchange Commission (the “SEC”) and in any subsequent filings with the SEC. You can access the Company’s Form 10-K and other filings through the SEC website at www.sec.gov, and the company strongly encourages you to do so. The company undertakes no obligation to update any statements herein for revisions or changes after the date of this communication. > This presentation contains financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Our Management believes that the non-GAAP data provides useful supplemental information to management and investors regarding our performance and facilitates a more meaningful comparison of results of operations between current and prior periods. > Our non-GAAP financial measures include revenue presented on a constant currency basis, which uses the average exchange rate for revenues from the prior year applied to the current year results. > ICU Medical is not providing reconciliations for the non-GAAP financial projections included on slides 11 and 12 of this presentation involving Smiths Medical because we are unable to provide meaningful or accurate calculation or estimation of reconciling items. This is due to Smiths Medical financial information not being presented in accordance with US GAAP and the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations, including net income (loss), depreciation & amortization expense, impairment charges, gains or losses on retirement of debt, and variations in effective tax rate, which are difficult to predict and estimate and are primarily dependent on future events but which are excluded from ICU Medical’s calculation of Non-GAAP EBITDA and EPS. 3

Strategic Rationale and Industrial Logic Approximately $2.5 billion in combined revenues Nearly 15,000 employees worldwide Significant focus and scale in Infusion Therapy globally Complementary product portfolios joined to create a leading IV therapy company and simplify customer workflow Addition of logical adjacencies to expand addressable markets Unites two OUS operating footprints into a scaled global company Creates a leading US-domiciled company to add diversity and resiliency to the medical supply chain Allows for multiple growth vectors through appealing products across hospital, alt site, pharmacy, and home Leverages significant investment into integration and infrastructure created with Hospira Infusion Systems acquisition

Transaction Highlights > ICU Medical will acquire Smiths Medical for approx. $2.35 billion of upfront equity value > Full consideration to include: Overview — $1.85 billion in upfront cash and assumption of certain obligations and (leases, known required investments, etc.) Considerations —   2.5 million newly issued shares of ICU Medical common stock —   $100 million earn-out depending on ICU Medical stock price return > Expected to close in H1 2022 subject to customary closing and regulatory approvals > ICU Medical provided an alternative transaction to Smiths Group after the Smiths Medical transaction was announced Why this Format? on August 2, 2021 > ICU Medical believed the establishment of clear value allowed for opportunity to engage in constructive dialogue with Smiths Group > 2.5 million shares are subject to a six-month lock-up, however, the UK tax regime incentivizes Smiths to hold for Smiths at least one year > $100 million earn-out requires Smith Group to be holding at least 50% of 2.5 million shares. Term requires ICU Medical Ownership stock price must average $300 for any 30-day period over years 1-3 or 45-day period in year 4 > Smiths Group has the right to appoint one Director to ICU Medical Board of Directors 5

IV Solutions Dedicated IV Sets LVP Infusion Pumps and Software Non-Dedicated IV Sets and Accessories ICU Medical: Infusion Therapy Today 6

ICU Medical: Infusion Therapy with Smiths Medical IV Solutions Dedicated IV Sets LVP Infusion Pumps and Software Syringe and Ambulatory Pumps Non-Dedicated IV Sets and Accessories Peripheral IV Catheters Fluid Warming Respiratory Combination allows ICU to enhance its competitiveness with larger players and provide the broad set of offerings demanded by customers 7

Business Snapshots—Approximate Revenue Sizing[1]

icumedical


~$350m
LVP Infusion ~95%
IV Systems
~$500m
Infusion Therapy ~66%
IV Specialty Oncology ~33%
IV Consumables
~$320m
IV Solutions
~$50m
Critical Care

smiths medical


~$440m
Ambulatory Infusion ~70%
Syringe Infusion ~15%
Other Products ~15%
Infusion Systems
~$400m
PIVC ~35%
Safety ~35%
Onco Access ~15%
Hemodynamic ~15%
Vascular Access
~$370m
Respiratory & Anesthesia ~80%
Fluid Warming ~20%
Vital Care
~$30m
Monitoring

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[1] Revenue figures are unaudited and reflect non-GAAP results for the most recently reported 12-month periods for each company (TTM 6/30/2021 for ICU Medical and 1/31/2021 for Smiths Medical at current exchange rates).

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Pro Forma Company Segmentation—Subject to Change[1]

Systems ~ $850m	Consumables ~ $850m	Vital Care ~ $750m
LVP & Safety Software (ICU Medical MedNet™)	IV Therapy	Critical Care
Ambulatory and Syringe	Specialty & Oncology	Respiratory & Anesthesia
Fluid Warming	Sharps Safety & PIVC	Tracheostomy
		Monitoring
		IV Solutions

Estimated Gross Margin > 50%

Global Revenues Split OUS and US Markets



OUS Business
US Business
42%
58%

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[1] Revenue reflects management estimate of annual revenues on a TTM pro forma basis of the combined company at the estimated time of closing in 1H 2022.

Transaction and Financial Highlights Financing and Balance Sheet > $1.85 billion cash consideration to be financed by a combination of debt and on-hand cash > $2.0 billion fully committed senior credit facility ¯ $1.7 billion term loans (combination TLA and TLB) ¯ $300 million revolver > Pro forma net leverage at closing is expected to be ~3.1x Long-Term Capital Allocation > Near-term priority of de-levering over time ¯ Financed exclusively with simple, straightforward pre-payable debt ¯ Strong free cash flow of the combined company facilitates paydown ¯ Could be accelerated by proceeds from potential non-core divestitures if compelling > Targeting longer term permanent leverage of 1.5x to 2.0x assuming debt capital markets remain attractive > Expect to be within permanent leverage range by the end of year three > Once target debt levels achieved, any free cash flow would be used for investment or returned to shareholders > We intend to run our business with a minimum of $250 million cash on hand

Transaction and Financial Highlights[1]

Valuation, Earnings Impact and Return

- Expected run-rate Non-GAAP EBITDA contribution from Smiths Medical of ~$190 million in 2022 before synergies and after adjustment for US GAAP basis of presentation (R&D capitalization, etc.)
- Implied ~13x EBITDA multiple
- Year 1 Non-GAAP EPS of almost $11 per share
  - Represents over 40% accretion versus stand-alone ICU
  - Assumes ~$25 million of cost synergies; no revenue synergies assumed
- Attractive ROIC of ~6.5% by year three with further expansion longer term

Expected Synergies

- At least $50 million of cost synergies
- Leveraging significant investments made in the Hospira integration such as IT, sourcing savings, supply chain efficiencies amongst others
- Fully realized by end of year three

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[1] ICU Medical is not providing reconciliations for the non-GAAP Smiths Medical financial projections provided above. See Disclosures on slide 3 for more information

Why Now? Recent History and Performance Earnings Adjustment August 7, 2019 COVID Effect Hospira Acquisition Q1 2020 October 6, 2016 Excelsior Acquisition October 5, 2015 Pursuit Vascular Acquisition November 4, 2019 2015 2016 2017 2018 2019 2020 2014—2016 2017—2018 2019—2020 2021+ > Focused on commercial execution > Acquired Hospira Infusion Systems > Significant shift in IV Solutions > Integration finished > Diversified customer base > Benefitted from IV solutions shortage > Optimization of supply chain > Restructuring costs down, FCF increasing > Warm up M&A > Historical IV pump losses occurred > Full separation from Pfizer > Ability to handle more > Massive integration 12/2014 1 Post-Smiths 2 Cash $347M ~ $300M Debt $0 ~ $1.8B Basic Shares O/S 16M ~ 24M Direct Revenues 3 ~ $200M ~ $2.5B Adj EBITDA $74M > $500M after full integration FCF $44M > $300M after full integration Adj EPS $2.38 > $13.00 after full integration 1 ICU Medical 2014 GAAP to non-GAAP reconciliation found on slide 20. 2 ICU Medical is not providing reconciliations for the non-GAAP financial projections related to Smiths Medical included in this presentation. See Disclosures on slide 3 for more information. 3 Direct revenues for 2014 do not include sales made to Hospira as an OEM supplier. 12

How Do We Think About Value Secured Earnings Risk MORE > ROIC and Cost of Capital Important > Strategic Value — Removing single customer concentration issue > Relative to tangible assets and recent history > Relative to our own valuation > Accretion/dilution LESS Important Broaden Customer Offering/Adjacencies MORE > Strategic Value Important — Breadth to customer vs. competition — Diversification. IV Solutions would be <15% of revenues — Opportunities for new adjacencies > Relative to current offer on hand — Superior cash and equity and a win-win earnout > ROIC and cost of capital > Reality of available assets > Accretion/dilution — Highly accretive due to synergies and low-cost financing LESS Important 13

Creating a Stable and Consistent USA-Based Domestic Supplier to Evolve with Care Delivery • Supply chain disruptions and the increase in cost of quality have led to a weak and unresilient US supply chain • ICU Medical has a proven track record of strong supply as demonstrated by the stability offered in the US IV solutions market during national shortage period • The combination of ICU Medical and Smiths Medical would create a domestic manufacturer of scale across many of the most essential items used in intensive care units using products used to treat COVID as an example, combined US-based entity would supply: • Syringes for vaccine delivery • IV sets and solutions for medication delivery • LVP pumps for antibody infusion • Ambulatory pumps for alternate site treatments • Ventilation equipment • Breathing circuits • Anesthesia tubing and tracheostomy devices

Example Growth Vector – Bringing Enhanced Workflow and Safety with Closed Systems in IV Oncology


ICU Medical: Diana™ automated compounding workflow system
ICU Medical: Pharmacy preparation with ChemoLock™ and ChemoClave™ CSTDs
ICU Medical: Plum 360™ LVP infusion pump with closed air management technology
Smiths Medical: CADD™ ambulatory infusion pump
ICU Medical: Complete IV-EHR interoperability with ICU Medical MedNet™
ICU Medical: Patient administration with ChemoClave and ChemoLock CSTDs
Smiths Medical: Eventual closed system PIVC

Complementary Products for Oncology

> Meet customer desire for standardization from preparation through administration

> CADD ambulatory pumps open more clinical care areas and routes of administration

. . . and ultimately providing a greater linkage between Rx preparation in the pharmacy and delivery in any care setting

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Example Growth Vector – Providing a Broader Line of Clinically-Essential Products for Pediatrics



ICU Medical: NanoClave needlefree connector with minimal flushing volumes
ICU Medical: Custom IV sets designed to help keep delicate neonatal and pediatric patients safe.
Smiths: Syringe pumps used by most hospitals on the U.S. News & World Report Children's Hospital Honor Roll
ICU Medical: IV-EHR interoperability with ICU Medical MedNet
Smiths: Pediatric airway management technologies including tracheostomy and endotracheal products
Smiths: "Kid's Kit" closed blood sampling allows withdrawal of blood samples from an umbilical artery catheter or peripheral artery catheter
Smiths PIVC catheters configured specifically for pediatrics with priming volumes as low as .02 mL

Complementary Products for Pediatrics

- Smiths Medical's offerings complement ICU Medical's with a suite of products designed specifically for pediatrics
- Pediatric syringe pumps
- Kid's Kit pediatric blood sampling

. . . providing a broader range of products specifically designed for the unique requirements of pediatric and neonatal patients

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Expected Integration versus Hospira • Acquired a set of product lines and factories with virtually no support infrastructure (IT, Finance, HR, etc.) • Complex transaction with delayed closings in 15 countries over a 12-month period • Complex TSA (“blanket for IT”) and 5-year bi-directional MSA with Pfizer • IT Systems mis-matched (Oracle vs. SAP) • Heavy integration spend ($200M+) and massive resource scale up for ICU • Low product variety of underlying businesses with three distinct product lines • Acquiring a fully integrated division that has been set up for a spin/sale, with almost all infrastructure self- contained • Single global transaction at close • Relatively simple TSA (mainly to separate shared 3rd party relationships and IT networks) • IT Systems identical (Oracle R12 and related applications) • Expecting overall lower integration spend and leverage of existing ICU resources • Higher product variety of underlying business with 15 distinct product lines

Leadership

Deep Integration Experience

Christian Voigtlander
Operations

Virginia Sanzone
Legal

Brian Bonnell
Finance

Blake VanderGeest
Finance

Kevin McGrody
Accounting

Ben Sousa
IT

Mike Hisey
Supply Chain

Ken Niehoff
Manufacturing

Clay Fradd
Human Resources

Tom McCall
Marketing

Leadership team is a blend of ICU Medical and Hospira. Expect members of Smiths Medical team to join leadership ranks.

Relevant Business Experience

Dan Woolson
General Manager, Infusion Systems
(exp. as President of $1B respiratory division)

Jim Paloyan
General Manager, Consumables
(exp. as SVP of fluid and patient warming division)

Dante Tisci
General Manager, IV Solutions
(exp. with kitting and PIVCs at major distributor)

Chad Jansen
General Manager, Oncology
(exp. with ambulatory pump remediation/refresh)

Krishna Uppugonduri
Quality, Regulatory & Medical Affairs

Amy Giertych
Regulatory

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GAAP to Non-GAAP Reconciliations September 8, 2021 19

Reconciliation of 2014 GAAP to Non-GAAP Financial Measures (in thousands, except per share data) Adjusted EBITDA GAAP net income $26,335 Non-GAAP adjustments: Stock compensation expense (a) 9,592 Depreciation and amortization expense (b) 19,447 Restructuring and strategic transaction expense (c) 5,093 Provision for income taxes (d) 13,457 Total non-GAAP adjustments 47,589 Adjusted EBITDA $73,924 Adjusted Diluted Earnings Per Share GAAP net income $1.68 Non-GAAP adjustments: Stock compensation expense (a) 0.61 Amortization expense (e) 0.15 Restructuring and strategic transaction expense (c) 0.33 Estimated income tax impact from adjustments (f) (0.39) Total non-GAAP adjustments 0.70 Adjusted diluted earnings per share $2.38 Free Cash Flow Net cash provided by operating activities $60,640 Purchases of property and equipment (16,604) Proceeds from sale of assets 5 Free Cash Flow $44,041 (a) List Paragraph;(a) Stock-based compensation expense in accordance with ASC 718 (b) Depreciation of fixed assets and amortization of intangible assets (c) Restructuring and strategic transaction expense (d) Income tax expense recognized during the period (e) Amortization expense (f) Estimated income tax effect on adjustments for stock compensation, amortization expense and restructuring and strategic transaction expense.